                      SECOND QUARTER REPORT - JUNE 30, 2002

                         [ALL STAR(SM) GROWTH FUND LOGO]


                                   [GRAPHIC]



                          LIBERTY ALL-STAR GROWTH FUND

LIBERTY ALL-STAR GROWTH FUND, INC.

FUND STATISTICS AND PERFORMANCE     2ND QUARTER 2002        YEAR-TO-DATE
-------------------------------     ----------------        ------------
Period End Net Asset Value (NAV)           --                   $6.36


Period End Market Price                    --                   $6.55


Period End Premium                         --                   3.0%


Dividends Paid                            $0.19                 $0.39


Market Price Trading Range           $6.18 to $8.60        $6.18 to $8.78


Premium/(Discount) Range              10.0% to 1.4%        10.0% to (0.7)%


Shares Valued at NAV                     (18.9)%               (19.3)%


Shares Valued at NAV
with Dividends Reinvested                (18.7)%               (19.2)%


Shares Valued at Market Price
with Dividends Reinvested                (21.8)%               (17.0)%


Lipper Multi-Cap Growth
Mutual Fund Average                      (17.0)%               (20.1)%


Russell Growth Indices
     Largecap                            (18.7)%               (20.8)%
     Midcap                              (18.3)%               (19.7)%
     Smallcap                            (15.7)%               (17.4)%


Nasdaq Composite Index                   (20.7)%               (25.0)%

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged Russell Indices and the Nasdaq Composite Index are total returns, including income. Past performance cannot predict future results.

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------
FELLOW SHAREHOLDERS:                                                   JULY 2002



Growth stock investors suffered another setback during the quarter ended June
30. Although it is painfully little solace, they had a great deal of company as stocks declined across the board, regardless of investment style, capitalization range or sector. Only gold and real estate funds provided positive returns in the domestic equity universe. The table on the facing page summarizes key measures for the Fund and relevant growth benchmarks.

    The past quarter merely served to deepen the sell-off that has been gripping the market. Between March 31, 2000, when the market was near its peak, and June 30, 2002, the Nasdaq Composite declined 68.0 percent. The Russell Growth Indices
- Largecap, Midcap and Smallcap - were off 54.3 percent, 53.3 percent and 46.8 percent, respectively. By comparison, over the same period the Fund's market price (NYSE: ASG) with dividends reinvested declined 22.6 percent and its net asset value (NAV) with dividends reinvested declined 42.3 percent. Despite the disappointments, the Fund ranks in the 21st percentile of funds in the Lipper Multi-Cap Growth Mutual Fund Average for this period.

    At times such as this, some perspective may be helpful. There was no doubt that the stock market was driven to extremes by the euphoric mood of the latter 1990s. Today, the reverse is developing - the mood is becoming overly pessimistic. Investors are ignoring improving underlying fundamentals and letting emotion overcome rational decision making. The fact is, the economy is recovering, albeit at an uneven pace. Interest rates are at record lows. With interest rates so low, the housing and auto markets have strong support. Inflation is all but non-existent. Productivity gains are continuing. Industrial production is expanding. Inventories are low. The unemployment rate has risen, but is not much above its recent record low. And a moderate decline in the value of the dollar is making U.S. corporations more competitive in foreign markets.

    Offsetting that, of course, are terrorism fears, accounting scandals, corporate wrongdoing, profitability/valuation concerns and a lack of capital spending. All of these are legitimate issues, no doubt about it. However, it is worth observing that just a few years ago all kinds of troubling news had virtually no effect on the stock market.


ALL-STAR GROWTH FUND                    1

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

The Oklahoma City bombing, the near impeachment of the President of the United States, the Asian economic crisis, war in Yugoslavia, and major debacles at Kidder Peabody, Salomon Brothers and Long-Term Capital Management - the market hiccuped from time to time, but shrugged off all of those events and continued to rise.

    Going back a little farther into history, many are comparing the current stock market to the bear market of 1973-74. Once again, however, they ignore the underlying situation. In contrast to today's good economy and benign inflation, in '73-74 we were enduring oil embargoes, rampant inflation, high interest rates and - talk about scandals - the Watergate investigation, leading to the resignation of the President of the United States.

    Eventually the turmoil will subside and normalcy will return to the stock market. Quality growth companies will once again be recognized and investors will be rewarded over time. In addition, we and our managers remain diligent and dedicated to our disciplines. This includes Douglas S. Foreman of TCW Investment Management Company, who manages the portion of the Fund devoted to mid-cap growth stocks. I invite you to read our interview with him, which begins on page 9.

Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star Growth Fund, Inc.


ALL-STAR GROWTH FUND                   2

                                           INVESTMENT GROWTH AS OF JUNE 30, 2002
--------------------------------------------------------------------------------
[CHART]

INCLUDES ADDITIONAL INVESTMENTS
MADE THROUGH RIGHTS OFFERINGS

NET ASSET VALUE OF SHARES
ACQUIRED THROUGH
DISTRIBUTION REINVESTMENT

NET ASSET VALUE PER SHARE
PLUS DISTRIBUTIONS PAID

                      BOTTOM       MIDDLE       TOP
                      ------       ------       ---
    1/31/96           10.83        10.83        10.83
    2/29/96           11.02        11.02        11.02
    3/31/96           11.09        11.09        11.09
    4/30/96           11.38        11.38        11.38
    5/31/96            11.6        11.60        11.60
    6/30/96           11.31        11.31        11.31
    7/31/96           10.67        10.67        10.67
    8/31/96           11.16        11.16        11.16
    9/30/96            11.9        11.90        11.90
   10/31/96           12.01        12.01        12.01
   11/30/96           12.63        12.85        12.85
   12/31/96           12.29        12.48        12.48
    1/31/97           12.88        13.13        13.13
    2/28/97           12.74        12.97        12.97
    3/31/97           12.14        12.33        12.33
    4/30/97           12.49        12.73        12.73
    5/31/97           13.12        13.45        13.45
    6/30/97           14.02        14.51        14.51
    7/31/97           14.93        15.57        15.57
    8/31/97           14.56        15.14        15.14
    9/30/97           15.23        15.95        15.95
   10/31/97           14.73        15.35        15.35
   11/30/97           14.65        15.25        15.25
   12/31/97           15.15        15.88        15.88
    1/31/98           15.09        15.81        15.81
    2/28/98           16.27        17.26        17.26
    3/31/98           16.97        18.15        18.15
    4/30/98           17.14        18.37        18.37
    5/31/98            16.2        17.18        17.18
    6/30/98              17        18.27        18.27
    7/31/98            16.3        17.36        19.09
    8/31/98           13.37        13.54        14.89
    9/30/98           14.37        14.87        16.35
   10/31/98           15.38        16.22        17.84
   11/30/98           15.48        16.36        17.99
   12/31/98           16.64        18.02        19.82
    1/31/99           16.78        18.21        20.03
    2/28/99           15.91        17.01        18.71
    3/31/99            16.2        17.47        19.22
    4/30/99           16.78        18.30        20.13
    5/31/99            16.2        17.47        19.22
    6/30/99           17.06        18.78        20.67
    7/31/99           16.48        17.93        19.73
    8/31/99           15.87        17.04        18.75
    9/30/99           16.17        17.53        19.29
   10/31/99           16.85        18.55        20.41
   11/30/99            16.9        18.63        20.50
   12/31/99           18.28        20.87        22.97
    1/31/00            17.6        19.82        21.81
    2/29/00           18.25        20.83        22.92
    3/31/00            19.5        22.93        25.24
    4/30/00           19.23        22.50        24.76
    5/31/00            18.1        20.69        22.77
    6/30/00           19.39        22.85        25.15
    7/31/00           19.07        22.33        24.57
    8/31/00            19.9        23.69        26.07
    9/30/00           19.76        23.54        25.90
   10/31/00           18.95        22.17        24.39
   11/30/00           16.53        18.07        19.89
   12/31/00           17.04        18.97        20.88
    1/31/01           17.45        19.69        21.67
    2/28/01           15.51        16.30        17.94
    3/31/01           14.75        14.95        16.46
    4/30/01           15.95        17.11        18.84
    5/31/01           15.79        16.82        18.52
    6/30/01           16.08        17.34        19.09
    7/31/01           15.69        16.62        18.30
    8/31/01           14.97        15.41        16.96
    9/30/01           13.63        12.85        15.74
   10/31/01           14.14        13.82        16.94
   11/30/01           14.95        15.37        18.84
   12/31/01           15.41        16.25        19.92
    1/31/02           14.99        15.43        18.91
    2/28/02            14.6        14.67        17.98
    3/31/02           15.35        16.15        19.79
    4/30/02           14.94        15.33        18.79
    5/31/02           14.43        14.30        17.53
    6/30/02           13.85        13.12        16.09

1. NAV of one share of the Fund as of 6/30/02 plus distributions paid since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities.

2. To evaluate your investment in the Fund, these values should be used. Each shows how your investment at NAV has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offerings in 1998 and 2001.



The above chart illustrates the NAV growth of an original share of the Fund from 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities, through June 30, 2002.

    The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. As of June 30, 2002, the value of an original share grew to $13.85 (current NAV of $6.36 plus distributions since 1996 totaling $7.49).

    Moving up the chart, the middle region depicts the reinvestment of distributions. The value of an original share with distributions reinvested grew to $13.12 (2.063 shares times the current NAV of $6.36).

    On two occasions, the Fund has allowed the purchase of additional shares at a discount through rights offerings. The top region illustrates the value of all the rights offerings and the reinvestment of all distributions. The value of an original share grew to $16.09 (2.530 shares times the current NAV of $6.36).


ALL-STAR GROWTH FUND                   3

TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENTS
--------------------------------------------------------------------------------

                                          SHARES        SHARES
            SHARES                       PURCHASED     ACQUIRED     SHARES       NAV(2)                 MARKET PRICE  TOTAL MARKET
           OWNED AT                       THROUGH       THROUGH     OWNED      PER SHARE    TOTAL NAV    PER SHARE     PRICE OF
           BEGINNING      PER SHARE     REINVESTMENT     RIGHTS     AT END       AT END     OF SHARES      AT END       SHARES
YEAR       OF PERIOD    DISTRIBUTIONS     PROGRAM       OFFERING   OF PERIOD   OF PERIOD      OWNED      OF PERIOD      OWNED
----       ---------    -------------     -------       --------   ---------   ---------      -----      ---------      -----
1996(1)       1.000   $    1.02            0.107           --         1.107     $ 11.27      $ 12.48      $  9.25      $ 10.24

1997          1.107        1.24            0.125           --         1.232       12.89        15.88       11.938        14.71

1998          1.232        1.35            0.159        0.130(3)      1.521       13.03        19.82       11.438        17.40

1999          1.521        1.23            0.188           --         1.709       13.44        22.97       10.813        18.48

2000          1.709        1.34            0.214           --         1.923       10.86        20.88        9.438        18.15

2001          1.923        0.92            0.235        0.239(3)      2.397        8.31        19.92         8.33        19.97

2002

1st Qtr.      2.397        0.20            0.062           --         2.459        8.05        19.79         8.62        21.20

2nd Qtr.      2.459        0.19            0.071           --         2.530        6.36        16.09         6.55        16.57


1. Represents the first full year that Liberty Asset Management Company assumed complete management responsibility for the Fund.

2. Net Asset Value.

3. 1998: Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.

   2001: Rights offering completed in September 2001. One share offered at $6.64 for every 8 shares owned.

ALL-STAR GROWTH FUND                   4

                                  DISTRIBUTION POLICY/DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.



DIVIDEND REINVESTMENT PLAN

Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or by calling 1-800-LIB-FUND (1-800-542-3863).

    If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends automatically reinvested in additional shares of the Fund, and are kept apprised of the status of their account through quarterly statements.

ALL-STAR GROWTH FUND                   5

INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
THE FUND'S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

M. A. WEATHERBIE & CO., INC. (SMALL-CAP GROWTH)
Companies with enduring competitive advantages and high, sustainable earnings growth.

TCW INVESTMENT MANAGEMENT COMPANY (MID-CAP GROWTH)
Companies with competitive advantages and superior business models that should result in rapidly growing sales and earnings.

WILLIAM BLAIR & COMPANY, L.L.C. (LARGE-CAP GROWTH)
Companies that have demonstrated consistently high rates of growth and profitability.

MANAGERS' DIFFERING INVESTMENT STYLES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/BARRA SmallCap, MidCap and LargeCap Growth indices.

PORTFOLIO CHARACTERISTICS                  MARKET CAPITALIZATION SPECTRUM
AS OF JUNE 30, 2002
(UNAUDITED)                                SMALL                    LARGE

                                             S&P/BARRA GROWTH:
                                     ------------------------------------
                                     SMALLCAP        MIDCAP      LARGECAP      M.A.                     WILLIAM        TOTAL
                                     600 INDEX      400 INDEX   500 INDEX   WEATHERBIE       TCW         BLAIR         FUND
                                     ---------      ---------   ---------   ----------       ---         -----         ----
Number of Holdings                       241           160          161           52           44           28          118

Weighted Average
Market Capitalization
(billions)                              $1.0          $3.4       $107.8         $2.6         $8.2        $54.5        $21.0

Average Five-Year
Earnings Per Share
Growth                                   15%           12%          19%          20%          44%          22%          25%

Dividend Yield                          0.6%          0.7%         1.5%         0.1%         0.1%         0.6%         0.3%

Price/Earnings
Ratio                                    22x           26x          27x          27x          35x          33x          30x

Price/Book
Value Ratio                             3.4x          4.1x         6.0x         4.5x         5.9x         5.9x         5.4x


ALL-STAR GROWTH FUND                   6

                                                                 TOP 50 HOLDINGS
--------------------------------------------------------------------------------

 RANK AS        RANK AS                                                        MARKET      PERCENT OF
OF 6/30/02    OF 3/31/02  SECURITY NAME                                     VALUE ($000)   NET ASSETS
----------    ----------  -------------                                     ------------   ----------
     1            1       Bed Bath & Beyond, Inc.                              $4,699         3.7%

     2            3       Concord EFS, Inc.                                     3,594         2.8

     3            2       Paychex, Inc.                                         3,395         2.6

     4            4       Westwood One, Inc.                                    3,344         2.6

     5            9       Fastenal Co.                                          3,162         2.5

     6           10       Microchip Technology, Inc.                            3,114         2.4

     7           11       Walgreen Co.                                          2,998         2.3

     8           22       Dollar Tree Stores, Inc.                              2,837         2.2

     9           15       Financial Federal Corp.                               2,607         2.0

    10           21       eBay, Inc.                                            2,600         2.0

    11            6       The Home Depot, Inc.                                  2,589         2.0

    12           19       Family Dollar Stores, Inc.                            2,585         2.0

    13            5       Maxim Integrated Products, Inc.                       2,407         1.9

    14           12       Robert Half International, Inc.                       2,364         1.8

    15           17       Microsoft Corp.                                       2,276         1.8

    16            8       Investment Technology Group, Inc.                     2,056         1.6

    17           26       Medtronic, Inc.                                       2,044         1.6

    18           18       State Street Corp.                                    2,012         1.6

    19           28       American International Group, Inc.                    1,938         1.5

    20            7       Xilinx, Inc.                                          1,922         1.5

    21           41       Lincare Holdings, Inc.                                1,824         1.4

    22           25       National Instruments Corp.                            1,766         1.4

    23           23       Baxter International, Inc.                            1,753         1.4

    24           14       Genentech, Inc.                                       1,745         1.4

    25           27       Univision Communications, Inc.                        1,583         1.2

    26           16       Clear Channel Communications, Inc.                    1,582         1.2

    27           43       Outback Steakhouse, Inc.                              1,464         1.1

    28           36       99 Cents Only Stores                                  1,419         1.1

    29           34       Investors Financial Services Corp.                    1,415         1.1

    30           40       Gilead Sciences, Inc.                                 1,401         1.1

    31           35       Household International, Inc.                         1,397         1.1

    32           39       Getty Images, Inc.                                    1,365         1.1

    33           51       Intuit, Inc.                                          1,362         1.1

    34           20       Catalina Marketing Corp.                              1,351         1.0

    35           82       Patterson Dental Co.                                  1,327         1.0

    36           29       EchoStar Communications Corp.                         1,297         1.0

    37           45       UnitedHealth Group, Inc.                              1,256         1.0

    38           13       Siebel Systems, Inc.                                  1,231         1.0

    39           38       Automatic Data Processing, Inc.                       1,178         0.9

    40           30       Omnicom Group, Inc.                                   1,161         0.9

    41           47       Overture Services, Inc.                               1,152         0.9

    42           33       Linear Technology Corp.                               1,142         0.9

    43           37       Texas Instruments, Inc.                               1,138         0.9

    44           24       Cintas Corp.                                          1,129         0.9

    45           42       Vodafone Group PLC, ADR                               1,126         0.9

    46          New       The Yankee Candle Co., Inc.                           1,124         0.9

    47           60       PolyMedica Corp.                                      1,113         0.9

    48           95       Charles River Laboratories International, Inc.        1,091         0.8

    49           31       The Children's Place Retail Stores, Inc.              1,077         0.8

    50           57       International Speedway Corp.                          1,075         0.8


ALL-STAR GROWTH FUND                   7

MAJOR STOCK CHANGES IN THE SECOND QUARTER
--------------------------------------------------------------------------------
The following are the major ($500,000 or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the second quarter of 2002.

                                                                  SHARES AS
SECURITY NAME                               PURCHASES (SALES)     OF 6/30/02
-------------                               -----------------     ----------
PURCHASES

Amazon.com, Inc.                                  36,600            36,600

Charles River Laboratories International, Inc.    14,900            31,115

Patterson Dental Co.                              11,800            26,370

Sonic Corp.                                       21,900            21,900

The Yankee Candle Co., Inc.                       41,500            41,500


SALES

AOL Time Warner, Inc.                            (43,400)                0

Catalina Marketing Corp.                         (17,700)           47,870

Cintas Corp.                                     (23,600)           22,840

Elantec Semiconductor, Inc.                      (14,400)                0

Kohl's Corp.                                      (7,200)                0

Liberty Media Corp.                              (55,500)                0

Nokia Oyj, ADR                                   (41,200)           24,800

Telephone and Data Systems, Inc.                  (9,960)                0

VeriSign, Inc.                                   (37,200)                0


ALL-STAR GROWTH FUND                   8

                                                               MANAGER INTERVIEW
--------------------------------------------------------------------------------
LAMCO: Let's start off with a question concerning your area of focus, mid-cap growth stocks. Through June this year, they're down in the range of 20 percent, and they declined by roughly that much last year. Are investors concerned about issues specific to mid-caps, or are mid-caps caught up in the same malaise that has hung over the market the last couple of years?

FOREMAN: I think it's probably 90 percent general market malaise and 10 percent specific to mid-caps. Growth stocks of all capitalizations - large, mid and small - have been in a tremendous struggle since March of 2000. We've seen some brief rallies, but overall it has been very tough sledding, regardless of capitalization.

    What you would expect to see in a down market is what has happened, and that is large-cap growth stocks have held up slightly better than mid-cap growth stocks and mid-cap growth stocks have held up slightly better than small-cap growth stocks. That's the 10 percent that is specific to the mid-cap range of stocks.

    All of that is not saying much, however, because the large-caps are down a lot, too. The principal problem has been the meltdown in the technology and telecommunications sectors.

LAMCO: Those are sectors that, as a growth manager, you would have been hard pressed to avoid.

FOREMAN: Technology and telecommunications have been engines of growth for the U.S. economy for nearly 20 years, and

[SIDENOTE]

[PHOTO OF DOUGLAS S. FOREMAN]
DOUGLAS S. FOREMAN
Chief Investment
Officer U.S. Equities
TCW INVESTMENT MANAGEMENT COMPANY

TCW finds mid-cap companies generally grow faster than large-cap companies but with less risk than small-caps

TCW INVESTMENT MANAGEMENT COMPANY MANAGES THE PORTION OF THE LIBERTY ALL-STAR GROWTH FUND THAT IS ALLOCATED TO MID-CAP GROWTH STOCKS. TCW'S MID-CAP GROWTH STRATEGY SEEKS CAPITAL APPRECIATION THROUGH INVESTMENT IN THE SECURITIES OF RAPIDLY GROWING COMPANIES WHOSE BUSINESS PROSPECTS, IN TCW'S BELIEF, ARE NOT PROPERLY PERCEIVED BY CONSENSUS RESEARCH. WE RECENTLY HAD THE OPPORTUNITY TO TALK WITH DOUGLAS S. FOREMAN, CFA, TCW'S CHIEF INVESTMENT OFFICER U.S. EQUITIES.

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE PORTFOLIO MANAGER'S POSITION AT THE TIME OF THE DISCUSSION (JULY 2002) AND ARE SUBJECT TO CHANGE.


ALL-STAR GROWTH FUND                   9

MANAGER INTERVIEW
--------------------------------------------------------------------------------

I think that over the next five to 10 years they will once again be the real growth drivers. Clearly, however, we've hit one giant speed bump in what had been a smooth and rewarding journey.

LAMCO: To a large extent, it's a capacity utilization issue, isn't it?

FOREMAN: Yes, there were too many companies created, too many networks built and too many suppliers competing for a piece of what seemed to be an endless pie. Actually, the pie is still getting larger, but not at the rate all those participants anticipated. In the long run, the supply will get eaten up and capacity utilization rates will rise substantially because network demand continues to grow. The Internet is expanding at a very fast pace - in excess of 30 percent a year. Even the most mature markets in the U.S. will place demands on telecommunications networks that will have to be met or we're going to start having all kinds of bottlenecks.

LAMCO: Do you have a feel for when bandwidth demands will begin to soak up some of that capacity?

FOREMAN: Prior to the recent WorldCom debacle, we had been thinking that supply and demand would be in better balance by the end of 2002 or early `03. In light of what's happening at WorldCom, I think that may be delayed to the middle of next year or a little later.

LAMCO: Other than bringing supply and demand back into balance in the telecom sector and a resumption of capital spending in technology, what do you think are the catalysts that are going to turn the overall stock market around?

FOREMAN: First and foremost, it's going to take time. I say that because you've had a major erosion in confidence. When the Enron scandal first broke most investors assumed that it was an isolated event. Now, we have found more Enrons than we ever would have suspected, and if they do not go into Chapter 11, at the least they are companies that engaged in business practices that were not sound. I think that has really shattered the confidence of individual investors and even some professional money managers. They're all wondering whom they can trust. When that happens, it takes awhile to rebuild. Confidence and trust will be restored, no question about it, but the healing process will take time. So, I think step one in the turnaround is simply a matter of patience. Now, that being said, if business fundamentals start getting stronger and stocks start performing better, the length of the turnaround could be shortened significantly. But, for right now, price action in the market is being dictated by almost daily headlines of scandals and probes.

[SIDENOTE]

"TECHNOLOGY AND TELECOM HAVE BEEN ENGINES OF GROWTH FOR THE U.S. ECONOMY FOR NEARLY 20 YEARS... OVER THE NEXT FIVE TO 10 YEARS THEY WILL ONCE AGAIN BE THE REAL GROWTH DRIVERS."


ALL-STAR GROWTH FUND                   10

                                                               MANAGER INTERVIEW
--------------------------------------------------------------------------------

LAMCO: The crisis of confidence aside, for the companies you follow is the issue one of earnings more than revenues ... that is to say, we seem to be in the kind of environment where the economy is strong enough for companies to generate revenues, but there's practically no pricing power.

FOREMAN: Price does play into your revenue stream - there's a world of difference on the revenue line between prices declining 2 to 3 percent and prices increasing 2 to 3 percent. I think the major problem with growth stocks right now, particularly in the technology area, is not on the cost side. Actually, I believe most of these companies have done an admirable job of reducing headcount and inventory and getting their cost structures in line with reduced levels of demand. In most cases, the better managed companies completed that task about six months ago. The problem today is that after seeing some improvement in revenues in the first quarter, investors are worried that that strength is not sustainable.

LAMCO: Before we go on, would you give us your definition of a mid-cap stock in terms of capitalization?

FOREMAN: We buy within the S&P 400 mid-cap market cap range. That range floats depending on what the capitalization of the smallest and largest company is. This month, it's between $100 million at the low end and about $9.5 billion at the upper end. At the market peak in early 2000, some mid-caps got up to a capitalization of almost $15 billion. If most investors use a range of $500 million to $10 billion they're going to have a good definition of a mid-cap stock. The number of mid-caps changes over time, as well; right now, there are about 3,000 U.S. companies that fit the definition.

LAMCO: You want to own the fastest-growing mid-caps, and a couple of years ago when we talked that meant technology, telecom, e-commerce and biotechnology. Where are you finding the most attractive growth opportunities in the present market?

FOREMAN: In the health care area, we still think many biotech companies are attractive today. The area was hurt in the first quarter of this year and the weakness spilled over into the second quarter as well. The principal problem for many companies is delays at the U.S. Food and Drug Administration (FDA). In many cases, the new drug applications that these companies have submitted have not been rejected, but simply delayed because the FDA asked for more information or for additional clarification on one issue or another. As a result, growth investors have had to push out the timeline when their products - which appear to address significant unmet needs - get delivered to the

[SIDENOTE]

"THE INTERNET IS EXPANDING AT A VERY FAST PACE - IN EXCESS OF 30 PERCENT A YEAR...DEMANDS ON TELECOMMUNICATIONS NETWORKS THAT WILL HAVE TO BE MET OR WE'RE GOING TO START HAVING ALL KINDS OF BOTTLENECKS."

ALL-STAR GROWTH FUND                   11

MANAGER INTERVIEW
--------------------------------------------------------------------------------

market. We've been investing in biotech for a very long time and several times we've seen the FDA shift from being too conservative to periods where it has seemed too aggressive. We think the FDA is in a conservative period right now, and we're hoping that the pendulum will swing back the other way. We think the FDA's recommendation for market approval of Biogen's Amevive(R) product (for chronic plaque psoriasis) might be a step in the right direction. That's the first big product that has been approved recently without delay. Many of these biotech stocks are trading at two to three times the cash on their balance sheets, they have low burn rates and, in some cases, positive cash flow. So, we think biotech is a very attractive area over a reasonable time period.

    Another factor that has hurt growth stock managers in general is high levels of redemptions on the part of individual investors. That forces the manager to sell stocks to raise cash to return to investors. We happen to have had a fairly stable client base, and that has helped us not to have to enter into across-the-board sales of good companies with depressed stock prices.

LAMCO: Are there sectors other than biotech that you find attractive?

FOREMAN: Beyond biotech we like some of the generic drug companies because a lot of the big proprietary drug companies have significant patent expirations coming up. Andrx Group, which is a generic drug company and also a drug distributor, has numerous products on the market and makes good money, yet the stock has been hurt along with everything else in the pharmaceutical area. But, if you look at most of our health care holdings, they're straight biotech companies, such as Human Genome Sciences, Genentech, MedImmune and Gilead Sciences. Many other health care stocks that could be considered more core-type holdings in that sector are somewhat overpriced right now, in our opinion.

LAMCO: What's your general case for owning mid-cap growth stocks; why should investors be attracted to this area?

FOREMAN: The first reason is probably more true than ever today, and that is mid-cap stocks in general provide higher returns than large companies and less risk than small ones. You get returns that are better than the big caps for assuming a little more risk. Yet, they're not quite as risky as small companies. It's probably more true today because the mid-cap index has actually done much better than the large-cap S&P 500 Index over the last couple of years.

    Now, turning to mid-cap growth stocks specifically, generally when a company gets into our mid-cap portfolio its business model, unit economics and management

[SIDENOTE]

"...YOU'VE HAD A MAJOR EROSION IN CONFIDENCE...THAT HAS REALLY SHATTERED THE CONFIDENCE OF INDIVIDUAL INVESTORS AND EVEN SOME PROFESSIONAL MONEY MANAGERS. THEY'RE ALL WONDERING WHOM THEY CAN TRUST."

ALL-STAR GROWTH FUND                   12

                                                               MANAGER INTERVIEW
--------------------------------------------------------------------------------
competence are proven. It has grown into a company and you know how the company is going to get paid, you know how the company sells and distributes, and you have a long enough track record with the management team that you are confident that those managers know how to execute a business plan, which is very important for small- and medium-sized companies. These companies are not so big that they've gotten bureaucratic or have adopted all kinds of off-balance sheet shenanigans to try to pump up their earnings. Good medium-sized businesses can actually grow much faster than smaller ones because they have hit what I call the "knee of the curve," or the inflection point at which revenues and earnings have the potential to really takeoff. If you're a small company you're fine-tuning your product down, you're learning how to make it, how to sell it, how to price it, where you make money and where you don't make money. If it all works and as time passes - anywhere from three to five years typically - your growth curve goes from being linear to parabolic. That's the sweet spot of extraordinary returns for a business, and that's what we seek to capture.

LAMCO: How do you put that into action in terms of investment strategy and investment approach?

FOREMAN: We follow a simple four-step process. We start with a database screen, which is by no means all-inclusive, but it's the starting point. If the data isn't current or hasn't been developed, we'll do it manually. We're looking for companies with consistent revenue growth over the last three years of at least 15 percent as well as bottom line growth. If the company, for some reason, is not yet profitable, we want to see those losses declining by at least 15 percent a year over a three-year period and we want to be convinced that it will be delivering 15 percent return on equity within three years.

    So, step one is finding companies that have done well historically. Step two is eliminating businesses that seem to be on a short-term spike and by that I mean commodity businesses. We're trying to find sustained, repeatable, long-term high growth. If you're in a commodity business, because of the way capital works, you earn excess returns before capital comes in and drives returns down. Businesses such as these range from oilfield services to disc drives. We just "X those out."

    Step three is visiting the companies, either in our offices or at their site. Basically, at this point we know they've done well historically and they appear to be in a non-commodity business, so we want to go in and confirm our preliminary findings. We also want to understand how they get paid, who pays them, who their customers are, what products they sell,

[SIDENOTE]

"GOOD MEDIUM-SIZED BUSINESSES CAN ACTUALLY GROW MUCH FASTER THAN SMALLER ONES BECAUSE THEY HAVE HIT WHAT I CALL THE "KNEE OF THE CURVE," OR THE INFLECTION POINT AT WHICH REVENUES AND EARNINGS HAVE THE POTENTIAL TO REALLY TAKE OFF."

ALL-STAR GROWTH FUND                   13

MANAGER INTERVIEW
--------------------------------------------------------------------------------
how they distribute their products and what costs are involved - in other words, how their business works.

    Based on those findings, we will prepare a three-year financial forecast projecting what the company should be able to achieve. That will give us an implied growth rate above current levels. Then, step four, we compare our forecast to Wall Street consensus expectations. We also compare the price-to-earnings ratio to the growth rate; if the business is growing at, say, 30 percent annually then we want to pay less than 30 times earnings for the stock. If that condition is met and if our projected growth rate for the company is higher than Wall Street's, we have a security that's mispriced - that is, underpriced - and we'll purchase it for the portfolio.

LAMCO: And when is a stock sold?

FOREMAN: If we think that the company is going to miss Wall Street expectations, we'll reduce or eliminate the position. But, we also look closely to decide if the miss is indicative of a long-term problem in the industry or if it's company-specific. If the company has continued to take market share, dominate its industry and outperform the competition, even though the industry is under short-term pressure, we may maintain the position. If, on the other hand, the company is losing market share or the industry is not growing as we expected, we will eliminate the security.

LAMCO: How has the difficult market environment impacted your investment approach, or has it had no effect?

FOREMAN: We've kept on doing the same things. We've scrutinized companies' accounting practices much more closely given what's happened recently. But, we have always maintained a sharp focus on cash flow as opposed to earnings, and we continue that practice. It helped us avoid the WorldComs, for instance. We've had stocks that have gone down significantly, but at the end of the day they'll do fine and reward the patient investor.

LAMCO: Tell us about a stock that's been in the portfolio for awhile and that, in your opinion, represents your model mid-cap growth stock.

FOREMAN: I think it would be eBay. We've owned it since it went public in August 1998.

    eBay is a company that has an excellent management team and an excellent product. It has no inventory risk and no credit risk as well as outstanding unit economics and very high returns. Actually, it's a business that was founded on very little capital and the founders only needed the money for a month because the company went cash flow positive its second month in business. It also has significant revenue growth opportunities, both by geographic expan-

[SIDENOTE]

" ...IF OUR PROJECTED GROWTH RATE FOR A COMPANY IS HIGHER THAN WALL STREET'S, WE HAVE A SECURITY THAT'S MISPRICED--THAT IS, UNDERPRICED--AND WE'LL PURCHASE IT FOR THE PORTFOLIO."

ALL-STAR GROWTH FUND                   14

                                                               MANAGER INTERVIEW
--------------------------------------------------------------------------------
sion as well as through additional products on its Web site. In fact, eBay just agreed to acquire PayPal, an Internet payment provider. The all-stock deal makes eBay the dominant player in the fast-growing market of Internet payments. Another great aspect of the business model is that eBay's customers provide the content, so it's not a capital intensive business. You can use cash to do other things, either pay dividends or buy back stock, or just let the cash accumulate on the balance sheet. eBay is basically the quintessential quality growth stock.

LAMCO: Tell us about a recent addition to the portfolio and why you made the purchase.

FOREMAN: Although not a totally new holding, we expanded our position in Expedia, an online travel site. Like eBay, it has excellent unit economics and outstanding management. The online customer prefers to shop online in order to comparison shop. This is the person who doesn't want to call just one airline to get one rate, but would rather go to a site and get five different rates. Expedia is a site that gives them all that information along with a certain degree of independence from any one airline's site. People value the independence that a wide range of choices gives them. As a result, the online travel market has exploded. Expedia is the clear leader and is growing faster and has more market share than any other competitor. In addition to airline flights, customers are able to pick hotels at the same time. Plus, Expedia has increasingly been able to offer airline/hotel packages in which consumers can put together entire trips in a few minutes.

LAMCO: Expedia is paid by consumers?

FOREMAN: Yes, it gets paid by consumers. The price charged to the consumer is higher than that paid by Expedia to the airlines and hotels. It's an approach that works for all parties. Expedia doesn't take any significant inventory risk. For the airlines and hotels, it's a more efficient way to fill planes and rooms. Especially on the package deals, hotels are able to offer lower prices without diminishing the value of their brand. And, of course, the consumer gets the ability to comparison shop for the best deals. Another interesting fact is that despite the fall-off in travel that followed 9/11, the online travel model is so powerful Expedia kept on growing.

LAMCO: Thank you very much for your time and for an interesting discussion.

[SIDENOTE]

"WE'VE SCRUTINIZED COMPANIES' ACCOUNTING PRACTICES MUCH MORE CLOSELY GIVEN WHAT'S HAPPENED RECENTLY. BUT, WE HAVE ALWAYS MAINTAINED A SHARP FOCUS ON CASH FLOW AS OPPOSED TO EARNINGS, AND WE CONTINUE WITH THAT PRACTICE."

ALL-STAR GROWTH FUND                   15

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (97.7%)                                         SHARES      MARKET VALUE
---------------------                                         ------      ------------
CONSUMER DISCRETIONARY (26.4%)

HOTELS, RESTAURANTS & LEISURE (3.0%)

International Speedway Corp., Class A                         26,800       $ 1,074,680

Outback Steakhouse, Inc. (a)                                  41,700         1,463,670

Panera Bread Co., Class A (a)                                 20,040           690,779

Sonic Corp. (a)                                               21,900           687,879
                                                                           -----------
                                                                             3,917,008
                                                                           -----------
INTERNET & CATALOG RETAIL (0.5%)

Amazon.com, Inc. (a)                                          36,600           594,750
                                                                           -----------
MEDIA (11.1%)

Cablevision Systems Corp., Class A (a)                        21,000           198,660

Cablevision Systems Corp.- Rainbow Media Group (a)            25,150           220,063

Catalina Marketing Corp. (a)                                  47,870         1,350,891

Clear Channel Communications, Inc. (a)                        49,400         1,581,788

Cox Radio, Inc., Class A (a)                                  31,300           754,330

EchoStar Communications Corp., Class A (a)                    69,900         1,297,344

Getty Images, Inc. (a)                                        62,690         1,364,761

Hispanic Broadcasting Corp. (a)                               29,900           780,390

Mediacom Communications Corp. (a)                             65,100           507,129

Omnicom Group, Inc.                                           25,360         1,161,488

TMP Worldwide, Inc. (a)                                        8,710           187,265

Univision Communications, Inc., Class A (a)                   50,400         1,582,560

Westwood One, Inc. (a)                                       100,070         3,344,339
                                                                           -----------
                                                                            14,331,008
                                                                           -----------

MULTI-LINE RETAIL (5.3%)

Dollar Tree Stores, Inc. (a)                                  71,985         2,836,929

Family Dollar Stores, Inc.                                    73,345         2,585,411

99 Cents Only Stores (a)                                      55,338         1,419,420
                                                                           -----------
                                                                             6,841,760
                                                                           -----------

SPECIALTY RETAIL (6.5%)

Bed Bath & Beyond, Inc. (a)                                  124,500         4,698,630

The Children's Place Retail Stores, Inc. (a)                  40,650         1,077,266

The Home Depot, Inc.                                          70,500         2,589,465
                                                                           -----------
                                                                             8,365,361
                                                                           -----------

See Notes to Schedule of Investments.


ALL-STAR GROWTH FUND                   16

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                  SHARES      MARKET VALUE
-------------------------                  ------      ------------
CONSUMER STAPLES (3.2%)

FOOD & DRUG RETAILING (2.3%)

Walgreen Co.                                 77,600     $ 2,997,688
                                                        -----------


HOUSEHOLD PRODUCTS (0.9%)

The Yankee Candle Co., Inc. (a)              41,500       1,124,235
                                                        -----------

ENERGY (1.7%)

ENERGY EQUIPMENT & SERVICES (1.1%)

Patterson - UTI Energy, Inc. (a)             25,600         722,688

Pride International, Inc. (a)                41,035         642,608
                                                        -----------
                                                          1,365,296
                                                        -----------

OIL & GAS (0.6%)

Tidewater, Inc.                              24,510         806,869
                                                        -----------

FINANCIALS (9.5%)

BANKS (1.1%)

Investors Financial Services Corp.           42,200       1,415,388
                                                        -----------

DIVERSIFIED FINANCIALS (6.7%)

Affiliated Managers Group, Inc. (a)           9,170         563,955

Financial Federal Corp. (a)                  78,770       2,607,287

Household International, Inc.                28,100       1,396,570

MBNA Corp.                                   25,050         828,404

SEI Investments Co.                          18,300         515,511

State Street Corp.                           45,000       2,011,500

T. Rowe Price Group, Inc.                    21,900         720,072
                                                        -----------
                                                          8,643,299
                                                        -----------

INSURANCE (1.7%)

American International Group, Inc.           28,400       1,937,732

Cincinnati Financial Corp.                    4,600         214,038
                                                        -----------
                                                          2,151,770
                                                        -----------

See Notes to Schedule of Investments.

ALL-STAR GROWTH FUND                   17

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                    SHARES      MARKET VALUE
-------------------------                                    ------      ------------
HEALTH CARE (15.2%)

BIOTECHNOLOGY (4.8%)


Amgen, Inc. (a)                                              20,300       $  850,164

Charles River Laboratories International, Inc. (a)           31,115        1,090,581

Genentech, Inc. (a)                                          52,100        1,745,350

Gilead Sciences, Inc. (a)                                    42,600        1,400,688

Human Genome Sciences, Inc. (a)                              29,900          400,660

MedImmune, Inc (a)                                            9,700          256,080

QLT, Inc. (a)                                                22,332          298,132

Vertex Pharmaceuticals, Inc. (a)                             11,100          180,708
                                                                          ----------
                                                                           6,222,363
                                                                          ----------

HEALTH CARE EQUIPMENT & SUPPLIES (4.7%)

Baxter International, Inc.                                   39,438        1,753,019

Cytyc Corp. (a)                                              60,455          460,667

Medtronic, Inc.                                              47,700        2,043,945

PolyMedica Corp. (a)                                         43,590        1,113,289

ResMed, Inc. (a)                                             22,135          650,769
                                                                          ----------
                                                                           6,021,689
                                                                          ----------

HEALTH CARE PROVIDERS & SERVICES (4.8%)

Andrx Group (a)                                              23,300          628,401

DIANON Systems, Inc. (a)                                      9,000          480,780

Express Scripts, Inc., Class A (a)                            8,400          420,924

Inveresk Research Group, Inc. (a)                            20,700          269,307

Lincare Holdings, Inc. (a)                                   56,480        1,824,304

Patterson Dental Co. (a)                                     26,370        1,327,202

UnitedHealth Group, Inc.                                     13,720        1,256,066
                                                                          ----------
                                                                           6,206,984
                                                                          ----------

PHARMACEUTICALS (0.9%)

Eli Lilly and Co.                                            18,275        1,030,710

InterMune, Inc. (a)                                           6,255          131,980
                                                                          ----------
                                                                           1,162,690
                                                                          ----------

See Notes to Schedule of Investments.

ALL-STAR GROWTH FUND                   18

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                SHARES      MARKET VALUE
-------------------------                                ------      ------------
INDUSTRIALS (16.2%)

COMMERCIAL SERVICES & SUPPLIES (13.0%)


Automatic Data Processing, Inc.                          27,050       $ 1,178,027

CheckFree Corp. (a)                                      31,000           484,840

Cintas Corp.                                             22,840         1,128,981

Concord EFS, Inc. (a)                                   119,250         3,594,195

eBay, Inc. (a)                                           42,200         2,600,364

Expedia, Inc., Class A                                   12,400           735,196

FreeMarkets, Inc. (a)                                    23,210           327,957

Hotel Reservations Network, Inc., Class A (a)             7,000           295,610

Paychex, Inc.                                           108,500         3,394,966

Robert Half International, Inc. (a)                     101,470         2,364,251

West Corp. (a)                                           30,730           677,904
                                                                      -----------
                                                                       16,782,291
                                                                      -----------

MACHINERY (0.7%)

Danaher Corp.                                            12,600           836,010
                                                                      -----------

TRADING COMPANIES & DISTRIBUTORS (2.5%)

Fastenal Co.                                             82,120         3,162,441
                                                                      -----------

INFORMATION TECHNOLOGY (24.6%)

COMMUNICATIONS EQUIPMENT (1.0%)

Black Box Corp. (a)                                       5,360           218,313

Cisco Systems, Inc. (a)                                  25,000           348,750

Juniper Networks, Inc. (a)                               39,600           223,740

Nokia Oyj (b)                                            24,800           359,104

Packeteer, Inc. (a)                                      45,585           201,486
                                                                      -----------
                                                                        1,351,393
                                                                      -----------

COMPUTERS & PERIPHERALS (0.4%)

Network Appliance, Inc. (a)                              43,400           539,896
                                                                      -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)

Cognex Corp. (a)                                         31,495           631,475

CTS Corp.                                                19,180           230,927
                                                                      -----------
                                                                          862,402
                                                                      -----------

See Notes to Schedule of Investments.

ALL-STAR GROWTH FUND                   19

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                             SHARES       MARKET VALUE
-------------------------                             ------       ------------
INTERNET SOFTWARE & SERVICES (2.8%)

Agile Software Corp. (a)                              48,400       $   351,868

BEA Systems, Inc. (a)                                 46,900           446,019

Interwoven, Inc. (a)                                  40,170           122,519

Openwave Systems, Inc. (a)                            22,100           123,981

Overture Services, Inc. (a)                           46,100         1,151,578

Retek, Inc. (a)                                       23,850           579,555

Yahoo!, Inc. (a)                                      54,200           799,992
                                                                   -----------
                                                                     3,575,512
                                                                   -----------

IT CONSULTING & SERVICES (1.6%)

Investment Technology Group, Inc. (a)                 62,872         2,055,914
                                                                   -----------

OFFICE ELECTRONICS (0.8%)

Zebra Technologies Corp., Class A (a)                 22,010         1,061,322
                                                                   -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (10.9%)

Altera Corp. (a)                                      27,600           375,360

Applied Micro Circuits Corp. (a)                      78,200           369,886

Axcelis Technologies, Inc. (a)                        58,360           659,468

Intel Corp.                                           42,100           769,167

Intersil Corp., Class A (a)                           17,856           381,761

Linear Technology Corp.                               36,350         1,142,481

Maxim Integrated Products, Inc. (a)                   62,800         2,407,124

Micrel, Inc. (a)                                      13,600           195,568

Microchip Technology, Inc. (a)                       113,527         3,114,046

Novellus Systems, Inc. (a)                            15,400           523,600

Pericom Semiconductor Corp. (a)                       37,374           433,165

Semtech Corp. (a)                                     20,320           542,544

Texas Instruments, Inc.                               48,000         1,137,600

Xilinx, Inc. (a)                                      85,700         1,922,251
                                                                   -----------
                                                                    13,974,021
                                                                   -----------

SOFTWARE (6.4%)

Advent Software, Inc. (a)                             11,300           290,410

Aspen Technology, Inc. (a)                             6,040            50,374

E.piphany, Inc. (a)                                   30,180           132,490

See Notes to Schedule of Investments.

ALL-STAR GROWTH FUND                   20

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                        SHARES      MARKET VALUE
-------------------------                                        ------      ------------
SOFTWARE (CONTINUED)

Intuit, Inc. (a)                                                  27,400      $  1,362,328

Micromuse, Inc. (a)                                               63,460           294,454

Microsoft Corp. (a)                                               41,600         2,275,520

National Instruments Corp. (a)                                    54,250         1,766,380

Rational Software Corp. (a)                                       23,200           190,472

Siebel Systems, Inc. (a)                                          86,600         1,231,452

Symantec Corp. (a)                                                12,800           420,480

VERITAS Software Corp. (a)                                        13,550           268,155
                                                                              ------------
                                                                                 8,282,515
                                                                              ------------

TELECOMMUNICATION SERVICES (0.9%)

WIRELESS TELECOMMUNICATION SERVICES (0.9%)

Vodafone Group PLC (b)                                            82,500         1,126,125
                                                                              ------------



TOTAL COMMON STOCKS (COST $124,199,224)                                        125,778,000
                                                                              ------------
WARRANTS (0.0%)                                                    UNITS
INDUSTRIALS (0.0%)

COMMERCIAL SERVICES & SUPPLIES (0.0%)

Expedia, Inc., expiration date 02/04/09 (a) (Cost $20,691)         1,459            42,311
                                                                              ------------

   See Notes to Schedule of Investments.

ALL-STAR GROWTH FUND                   21

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.6%)                                                          PAR VALUE          MARKET VALUE
----------------------------                                                          ---------          ------------
REPURCHASE AGREEMENT (4.6%)
Repurchase agreement with SBC Warburg Ltd., dated 06/28/02, at 1.90% to be repurchased at $5,936,940 on 07/01/02, collateralized by U.S. Treasury bonds and/or notes with various maturities to 2027, with a current market value of
$6,075,309
(Cost $5,936,000)                                                                   $   5,936,000        $   5,936,000
                                                                                                         -------------

TOTAL INVESTMENTS (102.3%) (COST $130,155,915) (c)                                                         131,756,311
                                                                                                         -------------
OTHER ASSETS AND LIABILITIES, NET (-2.3%)                                                                   (3,027,985)
                                                                                                         -------------
NET ASSETS (100.0%)                                                                                      $ 128,728,326
                                                                                                         -------------
NET ASSET VALUE PER SHARE (20,245,168 SHARES OUTSTANDING)                                                $        6.36
                                                                                                         -------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Non-income producing security.

(b) Represents an American Depositary Receipt.

(c) Cost of investments for both financial statement and federal income tax purposes is the same.

                    Gross unrealized appreciation and depreciation of investments at June 30, 2002 is as follows:

                         Gross unrealized appreciation                      $ 35,184,894

                         Gross unrealized depreciation                       (33,584,498)
                                                                            ============
                                Net unrealized appreciation                 $  1,600,396
                                                                            ============

See Notes to Financial Statements.


ALL-STAR GROWTH FUND                   22

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------
ASSETS:

   Investments at market value (identified cost $130,155,915)            $ 131,756,311

   Receivable for investments sold                                             362,558

   Dividends and interest receivable                                            41,872

   Cash                                                                            994

   Other assets                                                                  8,480
                                                                         -------------
         TOTAL ASSETS                                                      132,170,215
                                                                         -------------



LIABILITIES:

   Payable for investments purchased                                         1,292,118

   Distributions payable to shareholders                                     1,699,315

   Management, administrative and bookkeeping/pricing fees payable             370,307

   Accrued expenses                                                             80,149
                                                                         -------------
         TOTAL LIABILITIES                                                   3,441,889
                                                                         -------------
NET ASSETS                                                               $ 128,728,326
                                                                         =============



NET ASSETS REPRESENTED BY:

   Paid-in capital (authorized 60,000,000 shares at $0.10 Par;
    20,245,168 shares outstanding)                                       $ 158,694,011

   Overdistributed net investment income                                    (8,505,542)

   Accumulated net realized loss on investments
    less distributions                                                     (23,060,539)

   Net unrealized appreciation on investments                                1,600,396
                                                                         -------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF COMMON STOCK ($6.36 PER SHARE)                                        $ 128,728,326
                                                                         =============

See Notes to Financial Statements.

ALL-STAR GROWTH FUND                   23

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
------------------------------------------------------------------
INVESTMENT INCOME:

   Dividends                                                             $    178,364

   Interest                                                                    23,987
                                                                         ------------
      TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
        WITHHELD AT SOURCE WHICH AMOUNTED TO $3,333)                          202,351

EXPENSES:

    Management fee                              $    601,909

    Administrative fee                               149,265

    Bookkeeping and pricing fees                      19,441

    Custodian and transfer agent fees                 82,948

    Shareholder communication expenses                74,276

    Directors' fees and expenses                      21,167

    NYSE fee                                          17,147

    Miscellaneous expense                             24,408
                                                ------------
         TOTAL EXPENSES                                                       990,561
                                                                         ------------
         CUSTODY EARNINGS CREDIT                                                  (78)
                                                                         ------------
         NET EXPENSES                                                         990,483
                                                                         ------------
NET INVESTMENT LOSS                                                          (788,132)



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss on investment transactions:

    Proceeds from sales                           24,368,573

    Cost of investments sold                      31,113,781
                                                ------------

         Net realized loss on investment transactions                      (6,745,208)



Net unrealized appreciation on investments:

    Beginning of period                           25,133,280

    End of period                                  1,600,396
                                                ------------

         Change in unrealized appreciation-net                            (23,532,884)
                                                                         ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $(31,066,224)
                                                                         ============

See Notes to Financial Statements.

ALL-STAR GROWTH FUND                   24

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED        YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                              JUNE 30, 2002         DECEMBER 31,
----------------------------------                               (UNAUDITED)              2001
                                                                 -----------              ----
OPERATIONS:

   Net investment loss                                          $    (788,132)       $  (1,706,286)

   Net realized loss on investment transactions                    (6,745,208)         (14,243,505)

   Change in unrealized appreciation-net                          (23,532,884)          (6,319,926)
                                                                -------------        -------------
   Net decrease in net assets resulting from operations           (31,066,224)         (22,269,717)
                                                                -------------        -------------
DISTRIBUTIONS DECLARED FROM:

   Net investment income                                           (7,717,410)              --

   Paid-in capital                                                     --              (15,906,792)
                                                                -------------        -------------
   Total distributions                                             (7,717,410)         (15,906,792)
                                                                -------------        -------------
CAPITAL TRANSACTIONS:

   Proceeds from rights offering                                       --               13,908,810

   Dividend reinvestments                                           4,217,522            7,254,347
                                                                -------------        -------------
   Increase in net assets from capital share transactions           4,217,522           21,163,157
                                                                -------------        -------------
   Total decrease in net assets                                   (34,566,112)         (17,013,352)

NET ASSETS:

   Beginning of period                                            163,294,438          180,307,790
                                                                -------------        -------------
   End of period                                                $ 128,728,326        $ 163,294,438
                                                                =============        =============

See Notes to Financial Statements.

ALL-STAR GROWTH FUND                   25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2002   --------------------------------------
                                                 (UNAUDITED)      2001          2000          1999
                                                 -----------      ----          ----          ----
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of period            $   8.31      $  10.86      $  13.44      $  13.03
                                                  --------      --------      --------      --------

Income from Investment Operations:

      Net investment income (loss)                   (0.04)        (0.09)        (0.09)        (0.05)

      Net realized and unrealized gain
             (loss) on investments                   (1.52)        (1.50)        (1.15)         1.83
                                                  --------      --------      --------      --------
Total from Investment Operations                     (1.56)        (1.59)        (1.24)         1.78
                                                  --------      --------      --------      --------
Less Distributions from:

      Net investment income                          (0.39)         --            --            --

      Paid-in capital                                 --           (0.92)        (0.05)           --

      Realized capital gain                           --            --           (1.22)        (1.23)

      In excess of realized capital gain              --            --           (0.07)           --
                                                  --------      --------      --------      --------
Total Distributions                                  (0.39)        (0.92)        (1.34)        (1.23)
                                                  --------      --------      --------      --------
Change due to rights offering (a)                     --           (0.04)         --            --

Impact of shares issued
       in dividend reinvestment (b)                   --            --            --           (0.14)
                                                  --------      --------      --------      --------
Total Distributions, Reinvestments
       and Rights Offering                           (0.39)        (0.96)        (1.34)        (1.37)

Net asset value at end of period                  $   6.36      $   8.31      $  10.86      $  13.44
                                                  ========      ========      ========      ========
Market price at end of period                     $   6.55      $   8.33      $  9.438      $ 10.813
                                                  ========      ========      ========      ========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                            (19.2)% (d)   (13.7)%        (9.1)%        15.9%

Based on market price                               (17.0)% (d)    (0.5)%        (1.8)%         6.2%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)            $    129      $    163      $    180      $    219

Ratio of expenses to average net assets (e)           1.32% (f)     1.41%         1.21%         1.20%

Ratio of net investment income (loss)
       to average net assets (e)                    (1.05)% (f)   (1.12)%       (0.71)%       (0.37)%

Portfolio turnover rate                                 12% (d)       41%           62%           71%

(a) Effect of Fund's rights offerings for shares at a price below net asset value.

(b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

(c) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)  Annualized.

(g) Liberty Asset Management Company assumed complete management responsibilities of the Fund in November 1995.

See Notes to Financial Statements.

ALL-STAR GROWTH FUND                   26

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------------
                                                   1998       1997        1996        1995(g)      1994         1993       1992
                                                   ----       ----        ----        -------      ----         ----       ----
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of period          $  12.89    $  11.27    $  10.55     $   9.95    $  10.54     $  10.28   $  10.40
                                                --------    --------    --------     --------    --------     --------   --------
Income from Investment Operations:

      Net investment income (loss)                 (0.03)      (0.02)       0.01         0.31        0.23         0.18       0.29

      Net realized and unrealized gain
             (loss) on investments                  1.73        2.88        1.86         1.05       (0.24)        0.56       0.03
                                                --------    --------    --------     --------    --------     --------   --------
Total from Investment Operations                    1.70        2.86        1.87         1.36       (0.01)        0.74       0.32
                                                --------    --------    --------     --------    --------     --------   --------
Less Distributions from:

      Net investment income                         --          --         (0.01)       (0.31)      (0.23)       (0.18)     (0.30)

      Paid-in capital                              (0.83)       --          --           --          --           --         --

      Realized capital gain                        (0.52)      (1.24)      (1.01)       (0.45)      (0.35)       (0.30)     (0.14)

      In excess of realized capital gain            --          --          --           --          --           --         --
                                                --------    --------    --------     --------    --------     --------   --------
Total Distributions                                (1.35)      (1.24)      (1.02)       (0.76)      (0.58)       (0.48)     (0.44)
                                                --------    --------    --------     --------    --------     --------   --------
Change due to rights offering (a)                  (0.21)       --          --           --          --           --         --

Impact of shares issued
       in dividend reinvestment (b)                 --          --         (0.13)        --          --           --         --
                                                --------    --------    --------     --------    --------     --------   --------
Total Distributions, Reinvestments
       and Rights Offering                         (1.56)      (1.24)      (1.15)       (0.76)      (0.58)       (0.48)     (0.44)
                                                --------    --------    --------     --------    --------     --------   --------
Net asset value at end of period                $  13.03    $  12.89    $  11.27     $  10.55    $   9.95     $  10.54   $  10.28
                                                ========    ========    ========     ========    ========     ========   ========
Market price at end of period                   $ 11.438    $ 11.938    $  9.250     $  9.375    $  8.500     $ 10.250   $ 10.000
                                                ========    ========    ========     ========    ========     ========   ========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                            15.3%       27.3%       18.3%        14.6%        0.5%         7.2%       3.2%

Based on market price                                9.3%       43.6%        9.3%        19.3%     (11.7)%         7.2%       4.4%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)          $    199    $    167    $    137     $    120    $    113     $    125   $    123

Ratio of expenses to average net assets (e)         1.22%       1.20%       1.35%        1.42%       1.51%        1.35%      1.33%

Ratio of net investment income (loss)
       to average net assets (e)                  (0.22)%     (0.18)%       0.06%        2.87%       2.12%        1.71%      2.80%

Portfolio turnover rate                               33%         57%         51%          82%         50%          47%        19%

(a) Effect of Fund's rights offerings for shares at a price below net asset value.

(b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

(c) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)  Annualized.

(g) Liberty Asset Management Company assumed complete management responsibilities of the Fund in November 1995.

See Notes to Financial Statements.


ALL-STAR GROWTH FUND                    27

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment goal is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager").

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors ("Directors"). Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX - Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

    At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately $12,880,379 and expire in 2009. Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital. To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income. Additionally, $1,625,025 of net capital losses attributable to security transactions incurred after October 31, 2001, is treated as arising on January 1, 2002, the first day of the Fund's next tax year.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are


ALL-STAR GROWTH FUND                    28

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
reduced to 0.36% of the Fund's average weekly net assets in excess of $300 million. The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

    Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee or $10,000, paid monthly, and in any month that the Fund's average weekly net assets are more than $50 million, a monthly fee equal to the average weekly net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

OTHER - The Fund had an agreement with its custodian bank under which $78 of custody fees were reduced by balance credits applied during the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such agreements.

NOTE 3. CAPITAL TRANSACTIONS

In a rights offering commencing August 10, 2001, shareholders exercised rights to purchase 2,117,781 shares at $6.64 per share for proceeds, net of expenses, of $13,908,810. During the six months ended June 30, 2002 and the year ended December 31, 2001, distributions in the amounts of $4,217,522 and $7,254,347, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 591,000 and 929,648 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS

Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the period ended June 30, 2002 were $18,326,104 and $24,368,573, respectively.

    The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

    The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

    Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications are excluded from the per share amount in the Financial Highlights.

ALL-STAR GROWTH FUND                    29

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

On April 30, 2002, the Annual Meeting of Shareholders of the Fund was held to elect two (2) Directors; to approve the Fund's Portfolio Management Agreement with TCW Investment Management Company; and to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2002. On February 1, 2002, the record date for the Meeting, the Fund had outstanding 19,654,168 shares of common stock. The votes cast at the Meeting were as follows:

     1. PROPOSAL TO ELECT (2) DIRECTORS:

                                          FOR            AGAINST
                                          ---            -------
              Robert J. Birnbaum    17,456,510.915     408,563.017

              William E. Mayer      17,502,459.216     362,614.716


     2. PROPOSAL TO APPROVE THE FUND'S PORTFOLIO MANAGEMENT AGREEMENT WITH TCW INVESTMENT MANAGEMENT COMPANY:

              For                                   17,225,715.397

              Against                                  340,982.101

              Abstain                                  298,376.434



     3. PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS:

              For                                   17,548,008.251

              Against                                  141,993.582

              Abstain                                  175,072.099


ALL-STAR GROWTH FUND                   30

                                                                           NOTES
--------------------------------------------------------------------------------



ALL-STAR GROWTH FUND                   31

NOTES
--------------------------------------------------------------------------------

[ALL STAR(SM) GROWTH FUND LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43011, Providence, Rhode Island 02940-3011
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

DIRECTORS
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
J. Kevin Connaughton, Treasurer
Jean S. Loewenberg, Secretary

*Member of the audit committee.

[LOGO]   ASG
         LISTED
         NYSE

[ALL STAR(SM) GROWTH FUND LOGO]

Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111

[LOGO]   ASG                    [LOGO] A MEMBER OF THE
         LISTED                        CLOSED-END
         NYSE                          FUND
                                       ASSOCIATION, INC.
                                       WWW.CLOSED-ENDFUNDS.COM